                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities
Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule
13D referred to below) on behalf of each of them of a Statement on Schedule 13D
(including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Prime Hospitality Corp., a Delaware corporation, and that this
Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 27th day of August, 2004.

                            BREP IV HOTELS HOLDING L.L.C.,

                            By: /s/ Jonathan D. Gray
                                ----------------------------------------------
                                Name: Jonathan D. Gray
                                Title: Senior Managing Director and
                                       Vice President

                            BREA IV L.L.C.

                            By: /s/ Jonathan D. Gray
                                ----------------------------------------------
                                Name: Jonathan D. Gray
                                Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE MANAGEMENT ASSOCIATES IV L.P.

                            By: BREA IV L.L.C., its general partner

                                By: /s/ Jonathan D. Gray
                                    ------------------------------------------
                                    Name: Jonathan D. Gray
                                    Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE ASSOCIATES IV L.P.

                            By: Blackstone Real Estate Management
                                Associates IV L.P., its general partner

                                    By:  BREA IV L.L.C., its general partner

                                         By:  /s/ Jonathan D. Gray
                                             -----------------------------------
                                             Name: Jonathan D. Gray
                                             Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                            By:  Blackstone Real Estate Associates IV L.P., its
                                 general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general partner

                                     By: BREA IV L.L.C., its general partner

                                         By:  /s/ Jonathan D. Gray
                                             -----------------------------------
                                             Name: Jonathan D. Gray
                                             Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE PARTNERS IV.TE.1 L.P.

                            By: Blackstone Real Estate Associates IV L.P., its
                                general partner

                                By: Blackstone Real Estate Management Associates
                                    IV L.P., its general partner

                                    By: BREA IV L.L.C., its general partner

                                        By:  /s/ Jonathan D. Gray
                                            ------------------------------------
                                            Name: Jonathan D. Gray
                                            Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE PARTNERS  IV.TE.2 L.P.

                            By: Blackstone Real Estate Associates IV L.P., its
                                general partner

                                By: Blackstone Real Estate Management Associates
                                    IV L.P., its general partner

                                    By: BREA IV L.L.C., its general partner

                                        By:  /s/ Jonathan D. Gray
                                            ------------------------------------
                                            Name: Jonathan D. Gray
                                            Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE PARTNERS IV.TE.3-A L.P.

                            By: Blackstone Real Estate Associates IV L.P., its
                                general partner

                                By: Blackstone Real Estate Management Associates
                                    IV L.P., its general partner

                                     By: BREA IV L.L.C., its general partner

                                         By:  /s/ Jonathan D. Gray
                                             -----------------------------------
                                             Name: Jonathan D. Gray
                                             Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE PARTNERS IV.F L.P.

                            By: Blackstone Real Estate Associates IV L.P., its
                                general partner

                                By: Blackstone Real Estate Management Associates
                                    IV L.P., its general partner

                                    By: BREA IV L.L.C., its general partner

                                        By:  /s/ Jonathan D. Gray
                                            ------------------------------------
                                            Name: Jonathan D. Gray
                                            Title: Senior Managing Director

                            BLACKSTONE REAL ESTATE HOLDINGS IV L.P.

                            By: Blackstone Real Estate Associates IV L.P., its
                                general partner

                                By: Blackstone Real Estate Management Associates IV
                                    L.P., its general partner

                                    By: BREA IV L.L.C., its general partner

                                        By:  /s/ Jonathan D. Gray
                                            ------------------------------------
                                            Name: Jonathan D. Gray
                                            Title: Senior Managing Director

                             /s/ Peter G. Peterson
                            ----------------------------------------------------
                            PETER G. PETERSON

                             /s/ Stephen A. Schwarzman
                            ----------------------------------------------------
                            STEPHEN A. SCHWARZMAN